Bryn Mawr Bank Corporation

1st Quarter 2016 Investor Presentation

April 2016

NASDAQ: BMTC

Safe Harbor

- This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

- Please see the section titled Safe Harbor beginning on slide 25 for more information regarding these types of statements.

- The information contained in this presentation is correct only as of **April 28, 2016**. Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Trust Overview

Overview

- Founded 1889 in Bryn Mawr, PA
- 34 branch locations and 4 wealth management offices in attractive markets
- Experienced management team with extensive banking and wealth management backgrounds
- Diversified revenue composition
  - Commercial bank
  - Wealth management
  - Insurance agency
  - Mortgage banking
- Proven acquirer
  - 8 acquisitions since 2009

Selected Financials as of 3/31/2016

Assets:	$3.1 billion
Loans & Leases:	$2.4 billion
Deposits:	$2.3 billion
Wealth assets:	$9.3 billion
Market capitalization:	$432 million
Dividend yield:	3.03%
Consecutive dividends:	Since 1993
NASDAQ:	BMTC

2015 Highlights – Investing in the Future

- Mergers and Acquisitions
- Technology and Infrastructure
- Individual Talent and New Teams
- Capital and Liquidity

2015 Highlights

Highlights	• Operating revenues grew $30.9 million year over year, or 25% • Non-interest income represents 35.9% of operating revenue for FY 2015 • Wealth assets under management grew 8.6% during 2015 • Maintenance of strong credit quality metrics, including NPAs/assets of 0.41%
Strong Organic Loan Growth	• Full year 2015 organic growth of 9.2%*
Stable, Low Cost Deposit Base	• Non-interest bearing deposits >25% of total deposit base • Cost of funds unchanged at 0.43% during 2015 • Full year 2015 organic growth of 3.8%*
Capital Update	• Actively managing capital to enhance ROAE • Both the Corporation and Bank remain above well-capitalized regulatory levels • Corporation issued $30 million in subordinated debt
Consecutive paid dividends since 1993	• 2.72% dividend yield at year-end • Dividend increased five consecutive years

*Excludes acquisition of Continental Bank Holdings, Inc.

Attractive Geographic Markets


Pennsylvania
Dauphin County
Hershey
Montgomery County
Chester County
Philadelphia County
PHILADELPHIA
Delaware County
WILMINGTON
New Castle County
Delaware

- 34 branches in highly attractive markets
- 4 Wealth Management Offices
  - Bryn Mawr, PA
  - Devon, PA
  - Hershey, PA
  - Wilmington, DE

33 Pennsylvania Branches

1 Delaware Branch

4 Wealth Management Offices

Growth Strategies To Drive Performance

A. Relationship based sales approach

B. Concentrate on customers with needs that match strengths

C. Capitalize on market disruption caused by M&A activity

D. Leverage technology investments to drive efficiencies

E. Invest to maintain competitive position (keep up)

F. Supplement organic growth of bank and fee income segments with strategic acquisitions and lift-outs

Relationship Based Sales Approach

- The BMT "Team"
- Relationship based vs. transactional
- Private Banking as the gateway to cross selling and servicing
- Focus on Share of wallet
- Overlapping needs across segments
- Customized set of solutions and services


Wealth Management
Private Banking
Commercial Banking
Consumer Banking

Market Fragmentation Within BMTC Footprint

Fragmentation Opportunities in Market


Dauphin
Lebanon
Berks
Bucks
Montgomery
Phila.
Lancaster
Chester
Delaware
York
New Castle
Salem
BMTC
FXCB
SUSQ
Penn Liberty
METR
NPBC
Conestoga
FNFG

Source: SNL Financial

Fragmentation Detail

- 7 completed or pending bank acquisitions since 4th quarter 2014
- 350+ branches*
- $19+ billion in deposits*
  - *Only includes Southeastern Pennsylvania counties

Technology Strategy

Internal

1. Capacity
2. Scale
3. Stability
4. Standardized
5. Secure
6. Management of data, people and process
7. Workplace productivity

External

1. Competitive parity
2. Integrated customer experience across channels
3. Secure
4. Convenient access
5. Simple to use

Technology Investment Time Line

Stage	Impact
Build	Major Growth and Scale
Expand	Strategic Enhancements Broader Focus
Enhance	Targeted Enhancements Narrower Focus
Manage	Limited Enhancements


FKB
Hershey
PWMG
First Bk DE
Davidson
Trust
PCPB
CBH
McAllister
2010
2011
2012
2013
2014
2015
2016
2017
2018
Infrastructure
Managed
Enhance
Build
Enhance
Core Processing Applications
Managed
Build
Expand
Enhance
Channel Development
Managed
Build
Expand
Line of Business Applications
Managed
Build
Expand
Manage
Workflow Applications
Managed
Build
Expand
Document and Content Management
Managed
Build
Expand
Manage
Business Intelligence Applications
Managed
Build
Enhance
Manage

This timeline includes forward-looking strategic information related to Bryn Mawr Trust's expected technology investments and achievements. The portion of the timeline related to future time periods reflects management's views as of the date of this presentation and is subject to uncertainties and assumptions that may cause future expenditures, strategies and achievements to differ materially from those expressed in the timeline. We believe the expectations reflected in the timeline are reasonable but no assurance can be given that the expected achievements will be accomplished within the designated timeframes or at all, and as such, they should not be unduly relied upon. The forward-looking information contained in this timeline is expressly qualified by this cautionary statement as well as the Safe Harbor set forth at the end of this presentation. Except as required by applicable law, we do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to the information contained in this timeline to reflect any change in our expectations or any change in conditions, assumptions or circumstances on which the timeline is based.

1st Quarter 2016 Financial Highlights - Compared to Linked Quarter

Financial Results	• Reported EPS increased 232%, and Core EPS increased by 12.5% • Loan growth and net interest margin expansion drove increase in net interest income • Credit quality was strong with Net Charge-Offs dropping 77% • Non-interest Income decreased 3.4% due primarily to non-recurring item in previous quarter • Non-interest expenses, excluding non-recurring items, decreased 2%
Business Activity	• Loan growth of 4.8% or 19.2% annualized, driven by commercial mortgages and construction loans • Deposit growth of 4.1%, or 16.4% annualized, mostly MMDA and Wholesale CD's • Assets Under Management (AUM) up 11%, concentrated primarily in our Delaware subsidiary
Profitability Drivers	• Net Interest Margin increased 10bps due to improvement in earning asset yield which increased 11bps while funding cost rose only 1bp • Asset quality profile improved across the board, provision a function of new volume • Capital markets volatility and a shift of the composition of the wealth portfolio to lower-yielding, fixed fee accounts, impacted wealth fee income muting impact of AUM growth • Expenses declined and efficiency ratio decreased by 130bps to 61.8%

1st Quarter 2016 Performance

	1Q16	4Q15	3Q15	2Q15	1Q15
Earnings					
Reported EPS	$0.49	-$0.37	$0.42	$0.45	$0.42
Core EPS**	$0.49	$0.44	$0.46	$0.50	$0.50
Asset Quality					
NCOs as a % of Average Loans (annualized)	0.07%	0.33%	0.04%	0.04%	0.17%
NPAs as a % of Total Assets	0.44%	0.56%	0.60%	0.45%	0.51%
Profitability					
Net Interest Margin	3.87%	3.77%	3.65%	3.81%	3.79%
Noninterest Income as a % of Operating Revenue	33.8%	35.0%	35.0%	36.1%	37.3%
Efficiency Ratio	61.8%	63.1%	61.0%	60.5%	60.5%
Return on Average Equity (Core)**	9.23%	8.15%	8.68%	9.48%	9.77%
Return on Average Assets (Core)**	1.12%	1.01%	1.10%	1.23%	1.24%
Balance Sheet					
Loan Growth	4.80%	1.80%	3.51%	3.10%	0.62%
Loan to Deposit Ratio	101.8%	101.1%	99.9%	95.9%	93.5%
Tier 1 Leverage Ratio	8.76%	9.02%	9.44%	10.20%	10.05%

Source: Company filings
**Non-GAAP, see disclosure at the conclusion of the presentation

Loan Portfolio Composition



3/31/15 $2.09 billion
2% 1%
10%
22%
18%
4%
43%
Consumer
Commercial & Industrial
Commercial mortgages
Construction
Residential mortgages
Home equity lines & loans
Leases
3/31/16 $2.38 billion
2% 1%
9%
22%
17%
5%
44%

- Experienced lenders with extensive banking backgrounds
- 1Q16 growth of 4.8%, or 19.2% annualized
- Stable and diversified mix of assets with a history of strong credit quality

Deposit Composition



3/31/15 $2.24 billion
16%
32%
8%
3%
3%
12%
26%
Interest-bearing checking
Money market
Savings
Wholesale non-maturity
Wholesale time
Real time deposits
Non-interest bearing
3/31/16 $2.34 billion
14%
33%
8%
4%
4%
9%
27%

- High percent of non-interest-bearing deposits supports low cost of funds
- Stable core deposit base
- 1Q16 growth of 4.1%, or 16.4% annualized, mostly MMDA and Wholesale CD's

Net Interest Margin (tax-equivalent)


3.79%
3.81%
3.65%
3.77%
3.87%
0.22%
0.23%
0.15%
0.13%
0.16%
3.57%
3.58%
3.50%
3.64%
3.71%
1Q15
2Q15
3Q15
4Q15
1Q16
Fair Value Mark Accretion
BMTC NIM (tax-equivalent), Excluding Effect of Fair Value Mark Accretion
Peer Median NIM (tax-equivalent)

- Increase from prior quarter due to.....
  - Decrease in average cash balances of $50 million
  - Increase in average loan and lease balances of $60 million
  - Increase of 5 bps on average rate earned on average loan balances

Source: SNL Financial and company filings

Asset Quality Metrics


Delinquency rate: 30-89 Days Past Due
0.36%
0.33%
0.37%
0.30%
0.16%
0.24%
0.22%
0.25%
0.26%
1Q15
2Q15
3Q15
4Q15
1Q16
BMTC
Peer Median


Net Charge-offs as a % of Average Loans
0.17%
0.09%
0.04%
0.04%
0.09%
0.04%
0.33%
0.12%
0.07%
1Q15
2Q15
3Q15
4Q15
1Q16
BMTC
Peer Median


Nonperforming Loans as a % of Total Loans
0.65%
0.69%
0.63%
0.65%
0.44%
0.42%
0.55%
0.45%
0.41%
1Q15
2Q15
3Q15
4Q15
1Q16
BMTC
Peer Median


Total Allowance as a % of Nonperforming Loans
159%
166%
159%
155%
157%
150%
129%
137%
175%
1Q15
2Q15
3Q15
4Q15
1Q16
BMTC
Peer Median

- As of March 31, 2016, non performing assets have declined as a percentage of loans and leases when compared to 4Q15 and 3Q15

Source: SNL Financial and company filings

Focus on Non-interest Income


Non-interest Income as a % of Operating Revenue
$16,000
$12,000
$8,000
$4,000
$0
(in thousands)
40.0%
30.0%
20.0%
10.0%
0.0%
37.3%
36.1%
35.0%
35.0%
33.8%
23.0%
24.1%
21.5%
21.1%
1Q15
2Q15
3Q15
4Q15
1Q16
Fees for wealth management services
Insurance revenues
Net gain on sale of loans
Service charges on deposits
Other
BMTC
Peer Median

- Change from prior quarter due to decreases in both wealth management fees and other operating income

Source: SNL Financial and company filings

Wealth Management



$9,600
$9,200
$8,800
$8,400
$8,000
$7,600
$7,200
$6,800
$6,400
$6,000
(in millions)
$7,816
$8,536
$8,218
$8,365
$9,282
23.0%
24.5%
24.1%
23.0%
22.6%
1Q15
2Q15
3Q15
4Q15
1Q16
Wealth AUM
Wealth Fees as a % of Operating Revenues

- Wealth revenue impacted by decrease in stock market in first quarter and impact on AUM associated with market-based fee accounts
- Wealth Management Assets
  - QOQ AUM growth of 11%
  - YOY AUM growth of 18%
  - Cumulative AUM growth since 2009 over $7 billion

Efficiency Ratio Management



$45,000
$37,500
$30,000
$22,500
$15,000
$7,500
$-
(in thousands)
60.5%
60.1%
61.3%
60.5%
61.0%
60.9%
63.1%
60.6%
61.7%
1Q15
2Q15
3Q15
4Q15
1Q16
Operating Revenue
Total Noninterest Expense*
BMTC*
Peer Median

The improvement to the efficiency ratio QOQ was primarily due to a decrease to professional fees, advertising and other operating expenses

Source: SNL Financial and company filings

*Excludes amortization of intangible assets and non-core expenses

Capital Management - Position

Tier 1 Capital Ratio


12.79%
12.55%
11.56%
10.72%
10.22%
10.00%
8.00%
1Q15
2Q15
3Q15
4Q15
1Q16
BMTC
Well-Capitalized Threshold
Internal Targets

Total Capital Ratio


13.44%
13.21%
13.50%
12.61%
12.13%
11.00%
10.00%
1Q15
2Q15
3Q15
4Q15
1Q16
BMTC
Well-Capitalized Threshold
Internal Targets

Capital Ratios Are At or Close to Target Levels

Tier 1 Leverage Ratio


10.05%
10.20%
9.44%
9.02%
8.76%
7.00%
5.00%
1Q15
2Q15
3Q15
4Q15
1Q16
BMTC
Well-Capitalized Threshold
Internal Targets

Common Equity Tier 1 Ratio


12.79%
12.55%
11.56%
10.72%
10.22%
8.00%
6.50%
1Q15
2Q15
3Q15
4Q15
1Q16
BMTC
Well-Capitalized Threshold
Internal Targets

Capital Management - Focus on ROAE


5-Year Core ROAE(1)
11.2%
12.1%
12.7%
12.8%
9.4%
8.3%
7.9%
9.2%
8.6%
8.5%
2011
2012
2013
2014
2015
BMTC
Peer Median

- ROAE drives our decision making
- Capital levels are positioned for growth
- Future improvement in ROAE a function of revenue growth and leveraging technology to further efficiencies

(1)BMTC ROAE for 2011 to 2015 was 11.1%, 10.9%, 11.5%, 11.6% and 4.5%, respectively.

- Update on stock repurchase program
  - 1.2 million shares with an aggregate purchase not to exceed $40 million
  - Represents 6.8% of shares outstanding at the time of announcement
  - 189,300 shares left under existing program

Share Repurchase Program	
2Q15	88,800
3Q15	604,100
4Q15	169,600
1Q16	286,700
2Q16	-
Total	**1,149,200**

*shares repurchased in 2Q15, along with 49,700 shares repurchased in 3Q15 were from previous 2006 program

Source: SNL Financial and company filings

BMTC Performance

- Outperformed NASDAQ Bank Index, KBW Bank Index and S&P Index by over 8% for the 5-year period ending December 31, 2015
- Stability: BMTC 1-year industry beta of 0.50 vs. Peer Median of 0.72



5-Year Total Stock Return
15.2%
35.7%
88.9%
101.0%
89.4%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
BMTC
NASDAQ Bank Index
KBW Bank Index
S&P Index



Dividend and Payout Ratio
$0.60
$0.64
$0.69
$0.74
$0.78
39%
40%
38%
37%
83%
2011
2012
2013
2014
2015
Dividend
Dividend Payout Ratio*

92: consecutive quarters of dividends paid to shareholders

67%: Institutional ownership

80,000: Average daily trading volume (3 month average)

Sources: Bloomberg and company filings

Peer Companies

CNB Financial Corp.

ConnectOne Bancorp Inc.

Customers Bancorp Inc.

First Commonwealth Financial

Lakeland Bancorp

Peapack-Gladstone Financial

Peoples Financial Services

S&T Bancorp

Sandy Spring Bancorp Inc.

Sun Bancorp Inc.

Tompkins Financial Corporation

TriState Capital Holdings Inc.

Univest Corp. of Pennsylvania

WSFS Financial Corp.

Washington Trust Bancorp

Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn Mawr Bank Corporation (the "Corporation") that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation's underlying assumptions. The words "may", "would", "should", "could", "will", "likely", "possibly", "expect," "anticipate," "intend", "estimate", "target", "potentially", "probably", "outlook", "predict", "contemplate", "continue", "strategic", "objective", "plan", "forecast", "project" and "believe" or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.

Such factors include, among others, that the integration of Continental Bank's business with the Corporation may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains, may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on management's current beliefs and assumptions as of **April 28, 2016** and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.

The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus ("Offering Memorandum") prepared by or on behalf of the Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety. Any decision to invest in the Corporation's securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor's own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation's then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be "accredited investors" as defined in the securities laws of the United States before they can invest in the Corporation.

Non GAAP Measures

Our management uses non-GAAP financial measures in their analysis of our performance and believes that they provide useful supplemental information that is essential to an investor's understanding of Bryn Mawr Bank Corporation's operating results. These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Reconciliation of GAAP Measures to Non-GAAP Measures

$ in thousands except per share data	1Q15	2Q15	3Q15	4Q15	1Q16
Net income (a GAAP measure)	$7,494	$8,119	$7,496	-$6,355	$8,274
less: tax-effected net gain on sale of available for sale investments*	(527)	(2)	(39)	(38)	10
add: tax-effected* due diligence and merger-related expenses	1,626	841	660	1,209	-
add/less: Other*	339	-	124	12,690	-
Net income excluding tax-effected* due diligence and merger-related expenses, net gain on sale of available for sale investment securities and other non-recurring items(a non-GAAP measure)	$8,932	$8,958	$8,241	$7,506	$8,284
Adjusted weighted average diluted shares	17,903,258	18,054,663	17,834,298	17,242,017	16,911,819
Diluted earnings per common share excluding tax-effected* due diligence and merger-related expenses, net gain on sale of available for sale investment securities and other non-recurring items (a non-GAAP measure)	$0.50	$0.50	$0.46	$0.44	$0.49

*assumed nominal tax rate of 35%

Non GAAP Measures

Return on Average Assets (Core)	1Q15	2Q15	3Q15	4Q15	1Q16
Net income excluding tax-effected* due diligence and merger-related expenses, net gain on sale of available for sale investment securities and other non-recurring items(a non-GAAP measure)	$8,932	$8,958	$8,241	$7,506	$8,284
Average assets	2,918,156	2,910,701	2,981,308	2,959,011	2,973,148
Return on average assets excluding tax-effected* due diligence and merger-related expenses, net gain on sale of available for sale investment securities and other non-recurring items (a non-GAAP measure)	1.24%	1.23%	1.10%	1.01%	1.12%

Return on Average Equity (Core)	1Q15	2Q15	3Q15	4Q15	1Q16
Net income excluding tax-effected* due diligence and merger-related expenses, net gain on sale of available for sale investment securities and other non-recurring items(a non-GAAP measure)	$8,932	$8,958	$8,241	$7,506	$8,284
Average equity	370,939	379,154	376,604	365,360	360,872
Return on average equity excluding tax-effected* due diligence and merger-related expenses, net gain on sale of available for sale investment securities and other non-recurring items (a non-GAAP measure)	9.77%	9.48%	8.68%	8.15%	9.23%

*assumed nominal tax rate of 35%

Proven Acquiror

- Three wealth management, three bank and two insurance acquisitions completed since 2008

Historical Bank and Thrift M&A:

Target	State	Completion Date	Deal Value ($mm)	Target Assets ($mm)
Continental Bank Holdings, Inc.	PA	1/1/2015	$125.1	$676.8
First Bank of Delaware	DE	11/16/2012	NA	78.1
First Keystone Financial, Inc.	PA	7/1/2010	31.3	480.0

Bank Assets Acquired ($mm)


$480
$677
$78
CBH FBD FKF

Historical Insurance M&A:

Target	State	Completion Date	Deal Value ($mm)	Target Assets ($mm)
Robert J. McAllister Agency, Inc.	PA	4/1/2015	$1.0	NA
Powers Craft Parker & Beard, Inc.	PA	10/1/2014	7.0	NA

Historical Wealth Management M&A:

Target	State	Completion Date	Deal Value ($mm)	Target Assets ($mm)
Davidson Trust Company	PA	5/15/2012	$10.5	$1,000.0
Private Wealth Management Group *Hershey Trust Co.*	PA	5/27/2011	18.6	1,100.0
JNJ Holdings LLC (Lau Associates)	DE	7/15/2008	19.0	506.0

Wealth Assets Acquired ($mm)


$506
$1,000
$1,100
DTC PWMG JNJ